Exhibit 10.5

Amendment No. 3 to the Credit Agreement dated June 30, 2004, among National Wine & Spirits, Inc. LaSalle Bank National Association, National City Bank of Indiana and LaSalle Bank National Association, as agent.

AMENDMENT NO. 3

to

CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (the “Amendment”) is made as of June 30, 2004 by and among NATIONAL WINE & SPIRITS, INC. (the “Borrower”), the financial institutions listed on the signature pages hereof and LASALLE BANK NATIONAL ASSOCIATION, in its capacity as contractual representative (the “Agent”) under that certain Credit Agreement dated as of March 31, 2003 by and among the Borrower, the financial institutions party from time to time parties thereto (the “Banks”) and the Agent (as amended on March 31, 2004 and June 30, 2003, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Banks and the Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower, the Agent and the requisite number of Banks under Section 8.1 of the Credit Agreement have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendment to the Credit Agreement:

1. Amendment to the Credit Agreement. Effective as of June 30, 2004 (the “Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

1.1. Section 5.2(O) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following:

Payments and Modification of Senior Unsecured Debt. Make any optional payment, prepayment or any optional or mandatory redemption of, or purchase, any Senior Unsecured Debt, nor amend or modify, or consent or agree to any amendment or modification, which would shorten any maturity or increase the amount of any payment of principal or increase the rate (or require earlier payment) of interest on any such Senior Unsecured Debt, nor enter into any agreement or arrangement providing for the defeasance of any Senior Unsecured Debt; provided, that the Company may (A) make redemptions of Senior Unsecured Debt that are (1) permitted or required by the terms of the indenture governing the Senior Unsecured Debt from the cash proceeds of a sale of common stock of the Company or (2) required by the terms of the indenture governing the Senior Unsecured Debt from the cash proceeds of a sale of assets of the Company or any of its Restricted Subsidiaries (other than assets subject to a Lien in favor of the Agent) to the extent such cash proceeds are not reinvested in the Company’s and its Restricted Subsidiaries’ assets and (B) purchase in one or more transactions from and after April 1, 2004 up to $10,000,000 in aggregate principal amount of Senior Unsecured Debt at par or less than par, if (i) immediately before and after such purchase or redemption, no Default or Event of Default shall exist or shall have occurred and be continuing, (ii) except as may be set forth in any periodic report filed by the Company with the Securities and Exchange Commission, the representations and warranties contained in Article IV shall be true and correct on and as of the date thereof (both before and after such purchase or redemption is consummated) as if made on the date such purchase or redemption is consummated, (iii) the Company shall have provided to the Agent before such purchase or redemption pro forma financial statements reflecting the occurrence of such purchase or redemption demonstrating compliance with the covenants contained in this Agreement, certified by a duly authorized officer of the Company, and (iv) after giving effect to such purchase or redemption, Availability shall be greater than or equal to $15,000,000. For purposes of this Section 5.2(O), “Availability” shall mean an amount equal to (a) the lesser of the Aggregate Commitment and the Borrowing Base then in effect, minus (b) the aggregate outstanding principal amount of all Advances.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agent shall have received the following:

(a)	duly executed originals of this Amendment from each of the Borrower, the requisite number of Banks under Section 8.1 of the Credit Agreement and the Agent; and

(b)	duly executed originals of a Reaffirmation in the form of Exhibit A attached hereto.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

3.1.	This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

3.2.	Upon the effectiveness of this Amendment and after giving effect hereto, (i) the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment (unless the applicable representation and warranty is specifically made as of an earlier date pursuant to the terms of the Credit Agreement) and (ii) no Default or Event of Default has occurred and is continuing.

4. Reference to the Effect on the Credit Agreement.

4.1.	Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement or in any other Loan Document (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) shall mean and be a reference to the Credit Agreement as amended by Section 1.

4.2.	Upon the effectiveness of Section 2 hereof, on and after the date hereof, each reference in the Credit Agreement or in any other Loan Document (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) shall mean and be a reference to the Credit Agreement as further amended by Section 2.

4.3.	Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

4.4.	The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Banks, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NATIONAL WINE & SPIRITS, INC., as Borrower

By:	/s/ Patrick A. Trefun
Patrick A. Trefun
Treasurer

LASALLE BANK NATIONAL ASSOCIATION, as Agent and as a Bank

By:	/s/ Sarah Gin
Sarah Gin
Assistant Vice President

NATIONAL CITY BANK OF INDIANA, as a Bank

By:	/s/ John W. Lichtle
John W. Lichtle
Vice President

EXHIBIT A

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement dated as of March 31, 2003 by and among National Wine & Spirits, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Banks”) and LaSalle Bank National Association, in its individual capacity as a Bank and in its capacity as contractual representative (the “Agent”) (as amended on March 31, 2004 and June 30, 2003, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 3 is dated as of June 30, 2004 (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Bank, each of the undersigned reaffirms the terms and conditions of the Guaranty, the Pledge Agreement, Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated as of June 30, 2004

NATIONAL WINE & SPIRITS CORPORATION
NWS, INC.
NWS-ILLINOIS, LLC
NWS MICHIGAN, INC.
UNITED STATES BEVERAGE, L.L.C.
NATIONAL WINE & SPIRITS, LLC

By:
Its:

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement dated as of March 31, 2003 by and among National Wine & Spirits, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Banks”) and LaSalle Bank National Association, in its individual capacity as a Bank and in its capacity as contractual representative (the “Agent”) (as amended on March 31, 2004 and on June 30, 2003, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 3 is dated as of June 30, 2004 (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Bank, each of the undersigned reaffirms the terms and conditions of the Guaranty, the Pledge Agreement, Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated as of June 30, 2004

NATIONAL WINE & SPIRITS CORPORATION
NWS, INC.
NWS-ILLINOIS, LLC
NWS MICHIGAN, INC.
UNITED STATES BEVERAGE, L.L.C.
NATIONAL WINE & SPIRITS, LLC

By:	/s/ John J. Baker
Its:	Secretary